[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) BOND SERIES

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman, Capitol Entertainment
Management Company;                                 SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Geoffrey L. Kurinsky*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage- backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of -1.20% (including the reinvestment of any distributions), which compares to a -2.28% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations.

At the beginning of 1999, ongoing turmoil in emerging markets and the lingering effects of last summer's Russian bond default hurt performance. Because of these events, investors moved money into what they saw as the safest securities -- U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of the higher demand, interest rates on Treasuries fell, while rates on everything else, including emerging market and corporate debt, increased. This sequence of events hurt the Series because we had relatively heavy positions in corporate bonds. (Bonds, if held to maturity, provide a fixed rate of return and a fixed principal value. Bond funds will fluctuate and, when redeemed, may be worth more or less than their original cost.)

In recent months, however, emerging markets have begun to rebound, and the continuing strength of the U.S. economy, along with low U.S. inflation, has supported corporate bonds. The Series' largest positions are in securities of U.S. corporations that we believe have strong and improving credit fundamentals, and we have added to those positions recently. We also have begun to re-enter emerging markets, but we are investing only in countries that we think have made the most progress toward economic reform, such as Mexico and South Korea.

The Series is at its maximum exposure of 20% to high-yield securities, and we are maintaining this weighting. Many U.S. high-yield issuers, such as Building Materials Corp. and Lyondell Chemical, have seen increased sales as a result of the strong economy, which has helped them maintain healthy balance sheets and meet their debt payments. We have decreased the Series' weightings in mortgage-backed and U.S. government-agency securities because we felt there were better opportunities in the corporate market.

At roughly 25% of the portfolio, our position in cyclical industries -- businesses that can benefit from strengthening economic cycles -- is at its highest in five years. We are adding selectively to holdings in transportation and paper that we think will perform well if the economy remains strong. One example is Union Pacific Corp. Not only is this company increasing shipments because of general economic growth, but it is also a turnaround story. When Union Pacific acquired Southern Pacific a few years ago, it had a lot of logistical problems integrating the two systems. But we think the company seems to have fixed most of its operational problems and has regained any business it had lost to truckers and other railroads. We added paper and packaging companies to the portfolio because businesses need more boxes to ship their products to customers. New holdings in this sector include UPM- Kymmene in Finland and Georgia Pacific in the United States.

The Series also has a relatively large position in media and telecommunications, a sector in which several companies' bond ratings have moved up from the high-yield to the investment-grade category. These companies took on a lot of debt in the early and mid-1990s to build networks and make acquisitions. Now, their networks are providing revenue, and they have reaped the benefits of their acquisitions by cutting costs, generating more cash flow, and paying off debt. Examples include Time Warner, which bought Turner Broadcasting, and MCI WorldCom, the result of the takeover of MCI by WorldCom.

Looking ahead, we think the fixed-income environment could become a little more difficult as the year progresses. The economy grew strongly in the fourth quarter of 1998 and the first quarter of 1999, and it will be hard to sustain such a rapid growth rate. If there is an economic slowdown, we think revenues could decrease and some companies could have trouble meeting their debt payments. Therefore, if we see any signs of slowing in the economy, we will reduce our exposure to corporate and cyclical issuers.

    Respectfully,

/s/ Geoffrey L. Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President and a member of the Advisory Board of MFS Investment Management(R). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Institutional Core Fixed Income Fund, MFS(R) Bond Series (part of MFS(R) Variable Insurance Trust(SM)), and the Bond Series offered through MFS(R)/Sun Life annuity products.

He joined the MFS Fixed Income Department in 1987 and was named portfolio manager in 1989, Vice President in 1989, and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company- oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Size: $23.0 million net assets as of June 30, 1999

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                              6 Months       1 Year      3 Years        Life*
-----------------------------------------------------------------------------
Cumulative Total Return         -1.20%       +1.84%      +22.37%      +22.19%
-----------------------------------------------------------------------------
Average Annual Total Return      --          +1.84%      + 6.96%      + 5.59%
-----------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 24, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Bonds - 92.3%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 89.0%
  Aerospace - 0.2%
    BE Aerospace, Inc., 8s, 2008                                          $   40       $    37,400
--------------------------------------------------------------------------------------------------
  Airlines - 3.9%
    Atlas Air, Inc., 7.2s, 2019                                           $   58       $    51,824
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019              100            94,284
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017                5             4,730
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020              200           201,410
    Continental Airlines, Inc., 9.5s, 2013                                     5             4,936
    Delta Air Lines, Inc., 6.65s, 2004                                       384           376,554
    Jet Equipment Trust, 8.64s, 2012##                                         5             4,827
    Jet Equipment Trust, 9.41s, 2010##                                         5             5,533
    Northwest Airlines Pass-Through Trust, 7.575s, 2019                       65            63,769
    Northwest Airlines, Inc., 7.625s, 2005                                    20            18,299
    Northwest Airlines, Inc., 8.52s, 2004                                     67            64,420
    Northwest Airlines, Inc., 8.7s, 2007                                       8             7,630
                                                                                       -----------
                                                                                       $   898,216
--------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.7%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                $   15       $    14,632
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                   11            10,330
    Jones Apparel Group, Inc., 6.25s, 2001                                    14            13,947
    Jones Apparel Group, Inc., 7.875s, 2006##                                119           118,834
                                                                                       -----------
                                                                                       $   157,743
--------------------------------------------------------------------------------------------------
  Auto Parts - 2.2%
    Lear Corp., 7.96s, 2005##                                             $  350       $   339,493
    TRW Inc., 6.625s, 2004##                                                 168           164,391
                                                                                       -----------
                                                                                       $   503,884
--------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Federal Mogul Corp., 7.5s, 2004                                       $  193       $   187,075
    Federal Mogul Corp., 7.5s, 2004##                                         15            13,843
    Federal Mogul Corp., 7.75s, 2006                                         130           124,476
                                                                                       -----------
                                                                                       $   325,394
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.9%
    Bank United, 8s, 2009                                                 $  250       $   242,420
    Bayerische Landesbank NY, 5.875s, 2008                                    47            43,612
    Capital One Financial Corp., 7.25s, 2003                                 435           427,267
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                           250           219,971
    GS Escrow Corp., 6.75s, 2001                                              83            81,985
    GS Escrow Corp., 7.125s, 2005                                            295           284,124
    Riggs National Corp., 8.5s, 2006                                           5             5,212
    Washington Mutual Capital I, 8.375s, 2027                                 50            50,526
                                                                                       -----------
                                                                                       $ 1,355,117
--------------------------------------------------------------------------------------------------
  Building - 1.5%
    Building Materials Corp., 8s, 2008                                    $  340       $   317,050
    Nortek, Inc., 9.25s, 2007                                                 20            20,050
                                                                                       -----------
                                                                                       $   337,100
--------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Dow Capital BV, 9s, 2010                                              $   80       $    90,726
    Lyondell Chemical Co., 9.625s, 2007##                                    340           348,075
    Lyondell Chemical Co., 9.875s, 2007##                                     36            36,675
                                                                                       -----------
                                                                                       $   475,476
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Ahold Finance USA, Inc., 6.25s, 2009                                  $   34       $    32,024
    Kindercare Learning Centers, Inc., 9.5s, 2009                             25            23,688
    Protection One Alarm Monitoring, Inc., 7.375s, 2005                       50            48,467
    RJR Nabisco, Inc., 7.75s, 2006##                                         133           131,795
                                                                                       -----------
                                                                                       $   235,974
--------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.8%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015             $   61       $    60,657
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                        125           123,241
                                                                                       -----------
                                                                                       $   183,898
--------------------------------------------------------------------------------------------------
  Entertainment - 2.7%
    Time Warner Entertainment Co., 8.375s, 2023                           $  307       $   333,666
    Time Warner Entertainment Co., 10.15s, 2012                              240           295,147
                                                                                       -----------
                                                                                       $   628,813
--------------------------------------------------------------------------------------------------
  Financial Institutions - 6.1%
    Associates Corp., 5.75s, 2003                                         $  400       $   389,072
    Contifinancial Corp., 7.5s, 2002                                          12             9,930
    Donaldson Lufkin & Jenrette, 6.15s, 2004                                  69            67,275
    First Empire Capital Trust I, 8.234s, 2027                                 5             4,818
    General Motors Acceptance Corp., 6.85s, 2004                             254           253,566
    Goldman Sachs Group Inc., 6.65s, 2009                                    114           109,927
    Goldman Sachs Group LP, 5.9s, 2003                                       160           156,301
    Goldman Sachs Group LP, 6.625s, 2004##                                    60            59,576
    Green Tree Financial Corp., 10.25s, 2002                                  80            84,060
    Lehman Brothers Holdings Inc., 7s, 2003                                  261           259,369
                                                                                       -----------
                                                                                       $ 1,393,894
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Coca-Cola Bottling Co., 6.375s, 2009                                  $  119       $   111,988
    Nabisco, Inc., 6.375s, 2035                                               10             9,576
                                                                                       -----------
                                                                                       $   121,564
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.2%
    Georgia Pacific Corp., 7.25s, 2028                                    $   83       4    77,738
    Georgia Pacific Corp., 9.5s, 2022                                         50            55,245
    Georgia Pacific Corp., 9.95s, 2002                                       305           331,965
    Riverwood International Corp., 10.25s, 2006                               35            35,350
    U.S. Timberlands, 9.625s, 2007                                            10            10,075
                                                                                       -----------
                                                                                       $   510,373
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.5%
    Harrahs Operating Co., Inc., 7.5s, 2009                               $  129       $   125,019
--------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 5.0%
    GNMA, 6.5s, 2028                                                      $   56       $    54,068
    GNMA, 7s, 2027 - 2028                                                    371           366,083
    GNMA, 7.5s, 2025 - 2027                                                  369           372,829
    GNMA, 8s, 2025                                                             6             5,728
    GNMA, TBA, 7s, 2028                                                      134           132,433
    GNMA, TBA, 7.5s, 2026                                                    211           212,491
                                                                                       -----------
                                                                                       $ 1,143,632
--------------------------------------------------------------------------------------------------
  Industrial - 0.6%
    Natexis Ambs Co. LLC, 8.44s, 2049##                                   $  143       $   137,995
--------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    Aflac, Inc., 6.5s, 2009                                               $  123       $   118,079
    Atlantic Mutual Insurance Co., 8.15s, 2028##                              24            20,814
    Conseco, Inc., 6.4s, 2001                                                 25            24,430
    Providian Capital I, 9.525s, 2027##                                       42            39,838
                                                                                       -----------
                                                                                       $   203,161
--------------------------------------------------------------------------------------------------
  Media - 0.7%
    Chancellor Media Corp., 8.75s, 2007                                   $   10       $     9,950
    Frontiervision Operating Partnership LP, 11s, 2006                        20            22,000
    Liberty Media Corp., 7.875s, 2009##                                      115           114,315
    Outdoor Systems, Inc., 8.875s, 2007                                       10            10,450
                                                                                       -----------
                                                                                       $   156,715
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Bausch & Lomb, Inc., 6.5s, 2005                                       $   15       $    14,202
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                       $   25       $    26,000
--------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    McDermott, Inc., 9.375s, 2002                                         $  283       $   294,719
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                                5             4,717
                                                                                       -----------
                                                                                       $   299,436
--------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Husky Oil Ltd., 8.9s, 2028                                            $   36       $    33,947
    Petroleum Geo-Services, 6.25s, 2003                                      140           135,702
    Seagull Energy Corp., 7.5s, 2027                                           9             7,601
                                                                                       -----------
                                                                                       $   177,250
--------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Corp., 6.34s, 2003                                      $   44       $    43,327
--------------------------------------------------------------------------------------------------
  Retail - 4.5%
    Dillards, Inc., 7.13s, 2018                                           $   20       $    18,523
    Kohl's Corp., 7.25s, 2029##                                              134           130,014
    Rite Aid Corp., 6.5s, 2003##                                              83            78,972
    Rite Aid Corp., 7.125s, 2007                                             135           131,501
    Saks, Inc., 7.25s, 2004                                                  269           269,566
    Saks, Inc., 8.25s, 2008                                                  381           400,560
                                                                                       -----------
                                                                                       $ 1,029,136
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Safeway, Inc., 5.875s, 2001                                           $  400       $   395,732
--------------------------------------------------------------------------------------------------
  Telecommunications - 8.1%
    Cable & Wireless Communications, 6.75s, 2008                          $   86       $    82,784
    Cable & Wireless Communications, 8.125s, 2009##                          100           101,190
    Century Communications Corp., 0s, 2008                                   200            88,000
    Charter Communications Holdings LLC, 8.25s, 2007                         500           476,250
    Comcast Cable Communications, 6.2s, 2008                                  72            66,969
    Comcast Cable Communications, 8.375s, 2007                                98           104,956
    Global Crossing Holdings Ltd., 9.625s, 2008                              351           379,080
    Hyperion Telecommunications, Inc., 12s, 2007                              30            30,300
    MCI WorldCom, Inc., 6.95s, 2028                                           34            32,230
    MCI WorldCom, Inc., 8.875s, 2006                                           5             5,323
    Qwest Communications International, Inc., 7.5s, 2008                      35            34,996
    Sprint Capital Corp., 6.9s, 2019                                         103            95,376
    TCI Communications Financing III, 9.65s, 2027                            280           316,854
    Telecomunicaciones de Puerto, 6.65s, 2006##                               45            43,440
                                                                                       -----------
                                                                                       $ 1,857,748
--------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 3.3%
    Federal Home Loan Banks, 5.7s, 2009                                   $  300       $   281,531
    Federal Home Loan Mortgage Corp. Gold PCS, TBA, 6.5s, 2029               340           327,974
    Federal National Mortgage Assn., TBA, 7s, 2029                           158           156,536
                                                                                       -----------
                                                                                       $   766,041
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.8%
    U.S. Treasury Bonds, 5.25s, 2028                                      $1,862       $ 1,662,465
    U.S. Treasury Bonds, 5.5s, 2028                                          252           230,736
    U.S. Treasury Bonds, 6.125s, 2027                                        510           506,573
    U.S. Treasury Notes, 4.25s, 2003                                         750           708,165
    U.S. Treasury Notes, 5.25s, 2004                                         493           484,451
    U.S. Treasury Notes, 5.5s, 2009                                          261           254,963
    U.S. Treasury Notes, 6.5s, 2005                                           40            41,231
    U.S. Treasury Notes, 7.25s, 2004                                         190           201,972
                                                                                       -----------
                                                                                       $ 4,090,556
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.8%
    AEP Generating, 9.81s, 2022                                           $  200       $   238,749
    Beaver Valley Funding Corp. II, 9s, 2017                                 350           384,055
    CalEnergy Co., Inc., 7.52s, 2008                                          10            10,048
    CalEnergy Co., Inc., 8.48s, 2028                                          36            38,418
    Cleveland Electric Illuminating Co., 7.88s, 2017                          20            20,373
    Cleveland Electric Illuminating Co., 9s, 2023                            182           196,773
    CMS Energy Corp., 7.5s, 2009                                             200           189,982
    CMS Energy Corp., 8s, 2001                                                62            61,759
    Connecticut Light & Power Co., 7.875s, 2001                              135           138,046
    Connecticut Light & Power Co., 8.59s, 2003                               100           105,651
    Entergy Mississippi, Inc., 6.2s, 2004                                     71            68,991
    GGIB Funding Corp., 7.43s, 2011                                           43            42,030
    Gulf States Utilities Co., 8.21s, 2002                                    53            54,388
    Midland Cogeneration Venture Corp., 10.33s, 2002                          10            10,450
    Niagara Mohawk Power Corp., 7.75s, 2006                                   20            20,754
    Niagara Mohawk Power Corp., 8.5s, 2023                                    10            10,731
    Northeast Utilities, 8.58s, 2006                                          12            11,683
    Salton Sea Funding Corp., 7.84s, 2010                                    145           151,408
    Seabrook Station - Unit 1, 7.83s, 2019                                     9             8,810
    Toledo Edison Co., 7.875s, 2004                                          125           127,106
    TXU Eastern Funding Co., 6.45s, 2005##                                    43            41,539
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                            96            96,971
                                                                                       -----------
                                                                                       $ 2,028,715
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 3.4%
    CE Generation LLC, 7.416s, 2018##                                     $  220       $   210,254
    Marlin Water Trust & Capital, 7.09s, 2001##                              197           197,817
    Northern Natural Gas Co. of Delaware, 7s, 2011##                         280           272,723
    Texas Gas Transmission Corp., 7.25s, 2027                                100            94,525
                                                                                       -----------
                                                                                       $   775,319
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $20,434,830
--------------------------------------------------------------------------------------------------
Foreign Bonds - 3.3%
  Brazil - 0.4%
    Federal Republic of Brazil, 5s, 2014                                  $   72       $    46,257
    Federal Republic of Brazil, 11.625s, 2004                                 50            46,565
                                                                                       -----------
                                                                                       $    92,822
--------------------------------------------------------------------------------------------------
  Chile - 1.0%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                                       $  250       $   237,508
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities
      - Electric)                                                              5             4,438
                                                                                       -----------
                                                                                       $   241,946
--------------------------------------------------------------------------------------------------
  Costa Rica - 0.3%
    Republic of Costa Rica, 9.335s, 2009##                                $   63       $    61,425
--------------------------------------------------------------------------------------------------
  Finland - 0.4%
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)##          $  100       $    94,262
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    United Mexican States, 9.75s, 2005                                    $   25       $    25,375
    United Mexican States, 10.375s, 2009                                      55            56,100
                                                                                       -----------
                                                                                       $    81,475
--------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 4s, 2014                                          $   25       $    18,312
--------------------------------------------------------------------------------------------------
  Philippines - 0.3%
    Republic of Philippines, 9.875s, 2019                                 $   72       $    70,560
--------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Export Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)          $   80       $    79,080
    Republic of South Korea, 8.875s, 2008                                     20            20,880
                                                                                       -----------
                                                                                       $    99,960
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $   760,762
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $21,751,079)                                             $21,195,592
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.8%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/01/99, at Amortized Cost              $2,025       $ 2,025,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $23,776,079)                                       $23,220,592

Other Assets, Less Liabilities - (1.1)%                                                   (247,879
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $22,972,713
--------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,776,079)              $23,220,592
  Cash                                                                    4,381
  Receivable for Series shares sold                                      86,073
  Receivable for investments sold                                       665,197
  Interest receivable                                                   285,696
  Deferred organization expenses                                          2,425
  Other assets                                                               25
                                                                    -----------
      Total assets                                                  $24,264,389
                                                                    -----------
Liabilities:
  Payable for Series shares reacquired                                 $  2,337
  Payable for investments purchased                                   1,287,295
  Payable to affiliates -
    Management fee                                                          374
    Shareholder servicing agent fee                                          22
    Administrative fee                                                        9
  Accrued expenses and other liabilities                                  1,639
                                                                    -----------
      Total liabilities                                             $ 1,291,676
                                                                    -----------
Net assets                                                          $22,972,713
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $23,155,887
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (555,487)
  Accumulated distributions in excess of net realized gains on
    investments and foreign currency transactions                      (138,345)
  Accumulated undistributed net investment income                       510,658
                                                                    -----------
      Total                                                         $22,972,713
                                                                    ===========
Shares of beneficial interest outstanding                            2,093,541
                                                                     =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $10.97
                                                                       ======

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                    $  597,450
                                                                     ----------
  Expenses -
    Management fee                                                   $   51,179
    Trustees' compensation                                                1,246
    Shareholder servicing agent fee                                       2,985
    Administrative fee                                                    1,279
    Auditing fee                                                         20,129
    Printing                                                             14,577
    Custodian fee                                                         3,722
    Legal fee                                                             1,042
    Amortization or organization expenses                                   910
    Miscellaneous                                                         1,709
                                                                     ----------
      Total expenses                                                 $   98,778
    Fees paid indirectly                                                   (390)
    Reduction of expenses by investment adviser                         (13,089)
                                                                     ----------
      Net expenses                                                   $   85,299
                                                                     ----------
        Net investment income                                        $  512,151
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $ (135,143)
    Foreign currency transactions                                          (565)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (135,708)
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ (650,465)
    Translation of assets and liabilities in foreign currencies              75
                                                                     ----------
      Net unrealized depreciation on investments and foreign
        currency translation                                         $ (650,390)
                                                                     ----------
        Net realized and unrealized loss on investments and
          foreign currency                                           $ (786,098)
                                                                     ----------
          Decrease in net assets from operations                     $ (273,947)
                                                                     ==========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 1999            DECEMBER 31, 1998
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   512,151                  $   424,123
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (135,708)                      28,852
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (650,390)                      37,309
                                                              -----------                  -----------
    Increase (decrease) in net assets from operations         $  (273,947)                 $   490,284
                                                              -----------                  -----------
Distributions declared to shareholders -
  From net investment income                                   $ (424,158)                 $  (139,107)
  From net realized gain on investments and foreign
    currency transactions                                         (29,276)                     (68,528)
  In excess of net realized gain on investments and
    foreign currency transactions                                  (2,637)                      --
                                                              -----------                  -----------
    Total distributions declared to shareholders              $  (456,071)                 $  (207,635)
                                                              -----------                  -----------
Increase in net assets from Series share transactions         $11,538,210                  $ 7,878,318
                                                              -----------                  -----------
      Total increase in net assets                            $10,808,192                  $ 8,160,967
Net assets:
  At beginning of period                                       12,164,521                    4,003,554
                                                              -----------                  -----------
  At end of period (including accumulated undistributed
    net investment income of $510,658 and $422,665,
    respectively)                                             $22,972,713                  $12,164,521
                                                              ===========                  ===========

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                         SIX MONTHS ENDED       -------------------------------------------------------------
                                            JUNE 30, 1999               1998            1997            1996            1995*
                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $11.38             $11.08          $10.06          $10.19           $10.00
                                                   ------             ------          ------          ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.33             $ 0.64          $ 0.64          $ 0.58           $ 0.09
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (0.46)              0.09            0.38           (0.36)            0.21
                                                   ------             ------          ------          ------           ------
      Total from investment operations             $(0.13)            $ 0.73          $ 1.02          $ 0.22           $ 0.30
                                                   ------             ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.26)            $(0.29)         $ --            $(0.35)          $(0.09)
  From net realized gain on investments and
    foreign currency transactions                   (0.02)             (0.14)           --              --              (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.00)+++           --              --              --               --
                                                   ------             ------          ------          ------           ------
      Total distributions declared to
       shareholders                                $(0.28)            $(0.43)         $ --            $(0.35)          $(0.11)
                                                   ------             ------          ------          ------           ------
Net asset value - end of period                    $10.97             $11.38          $11.08          $10.06           $10.19
                                                   ======             ======          ======          ======           ======
Total return                                      (1.20)%++            6.79%          10.14%           2.09%            3.02%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                        1.01%+             1.02%           1.01%           1.03%            1.00%+
  Net investment income                             6.01%+             5.76%           6.04%           5.84%            4.89%+
Portfolio turnover                                   157%               244%            219%            231%              55%
Net assets at end of period (000 omitted)         $22,973            $12,165          $4,004            $853             $228
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fee, at not more than 0.40% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)#                 $0.32             $ 0.61          $ 0.37          $(0.26)          $(0.70)
      Ratios (to average net assets):
        Expenses##                                  1.16%              1.23%           3.58%           9.45%           43.85%+
        Net investment income (loss)                5.86%              5.55%           3.46%         (2.61)%         (37.96)%+
  * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 Series:
MFS Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Government Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of the Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $146,688.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES           SALES
-----------------------------------------------------------------------------
U.S. government securities                        $14,134,332     $11,208,680
                                                  -----------     -----------
Investments (non-U.S. government securities)      $21,620,129     $14,625,228
                                                  -----------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $23,778,243
                                                                  -----------
Gross unrealized depreciation                                     $  (596,005)
Gross unrealized appreciation                                          38,354
                                                                  -----------
    Net unrealized depreciation                                   $  (557,651)
                                                                  ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                        SIX MONTHS ENDED JUNE 30, 1999     YEAR ENDED DECEMBER 31, 1998
                                        ------------------------------     ----------------------------
                                              SHARES            AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                1,122,349       $12,626,103        890,572       $9,947,215
Shares issued to shareholders in
  reinvestment of distributions               40,576           456,070         19,405          207,633
Shares reacquired                           (137,856)       (1,543,963)      (202,741)      (2,276,530)
                                           ---------       -----------       --------       ----------
    Net increase                           1,025,069       $11,538,210        707,236       $7,878,318
                                           =========       ===========       ========       ==========

(6) Line of Credit
The Series and other affiliated Series participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Fund for the six months ended June 30, 1999, was $66. The Fund had no significant borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                   VFB-3 8/99 9M